UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2007
Equity Media Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51418	20-2763411

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Shackleford Drive, Suite 400
Little Rock, Arkansas 72211
(Address of principal executive offices, including zip code)
(501) 219-2400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) On May 21, 2007, Equity Media Holdings Corporation (the “Company”) dismissed Eisner LLP (“Eisner”) as the Company’s accountant, effective as of May 21, 2007. Eisner had served as the Company’s independent registered public accountant since approximately April 2005. The Audit Committee of the Company’s Board of Directors approved the decision to change accountants on May 21, 2007.
The audit reports of Eisner on the Company’s consolidated financial statements as of December 31, 2006 and December 31, 2005, for the year ended December 31, 2006, for the period from April 29, 2005 (date of inception) through December 31, 2005 and for the period from April 29, 2005 (date of inception) through December 31, 2006 did not contain adverse opinions or disclaimers of opinions, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the year ended December 31, 2006, the period from April 29, 2005 (date of inception) through December 31, 2005 and the interim period from December 31, 2006 through May 21, 2007, there were no: (1) disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Eisner, would have caused them to make reference in connection with their report to the subject matter of the disagreement or (2) events that occurred that could constitute a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided Eisner with a copy of the foregoing statements and requested that Eisner furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not Eisner agrees with the above statements. The letter from Eisner is filed as Exhibit 16.1 to this Form 8-K and is incorporated herein by reference.
(b) On May 21, 2007, the Company engaged Moore Stephens Frost, PLC (“MSF”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements beginning with the financial statements as of and for the year ending December 31, 2007 and to review our interim financial statements beginning with the financial statements as of and for the quarter ended March 31, 2007, effective as of May 21, 2007. The Audit Committee of the Company’s Board of Directors approved the decision to engage MSF on May 21, 2007.
On March 30, 2007, the Company (formerly known as “Coconut Palm Acquisition Corp.”) consummated a merger with Equity Broadcasting Corporation, a private Arkansas corporation (“EBC”), in which EBC merged with and into the Company, with the Company remaining as the surviving corporation. Before the merger, MSF served as the principal accountant of EBC.
During the year ended December 31, 2006, the period from April 29, 2005 (date of inception) through December 31, 2005 and the interim period from December 31, 2006 through May 21, 2007, neither the Company, nor anyone on the Company’s behalf, consulted with MSF regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MSF concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, except that during the periods indicated, the Company consulted with MSF on issues relating to the reporting of the consummation of the merger with EBC and the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2007, and the Company filed a Form 8-K/A on May 14, 2007 with the Securities and Exchange Commission that included a report with respect to the audited consolidated financial statements of EBC.
During the year ended December 31, 2006, the period from April 29, 2005 (date of inception) through December 31, 2005 and the interim period from December 31, 2006 through May 21, 2007, neither the Company, nor anyone on the Company’s behalf, consulted with MSF regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided MSF with a copy of the foregoing statements and requested that MSF furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not MSF agrees with the above statements. The letter from MSF is filed as Exhibit 16.2 to this Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibit No.	Description
16.1	Letter from Eisner LLP to the Securities and Exchange Commission dated May 21, 2007.

16.2	Letter from Moore Stephens Frost, PLC to the Securities and Exchange Commission dated May 21, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2007	EQUITY MEDIA HOLDINGS CORPORATION
/s/ Larry E. Morton
Larry E. Morton
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Eisner LLP to the Securities and Exchange Commission dated May 21, 2007.

16.2	Letter from Moore Stephens Frost, PLC to the Securities and Exchange Commission dated May 21, 2007.